UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2007
ACCESS WORLDWIDE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-23489	52-1309227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1820 North Fort Myer Drive, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(703) 292-5210
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departures of Directors or Principal Officers; Appointment of Principal Officers

On August 1, 2007, Mr. Orhan Sadik-Khan, a Director for the Company since July 2002, passed away. Mr. Sadik-Khan was the Chairman of the Company’s Audit Committee and a member of the Company’s Compensation Committee. Mr. Sadik-Khan was 77 years of age.

For further information, reference is made to the Company’s press release, dated August 6, 2007, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release, Access Worldwide Communications, Inc., August 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS WORLDWIDE COMMUNICATIONS, INC. (Registrant)
Date: August 6, 2007	By /s/ Mark Wright
Mark Wright General Counsel, Secretary